
PHS+
RealFeel®
Nitrile Powder Free Gloves
SIZE
L
BLUE
AQL 1.5CE

Specification Sheet

<table>
<tr><td>Product -></td><td>Nitrile Non-medical Gloves</td><td>Power-free</td></tr>
<tr><td>
CODE SIZE:
<7CM XS
7CM~8CM S
8CM~9CM M
9CM~10CM L
>10CM XL
7~8cm
8~9cm
9~10cm</td><td>
PHS+
RealFeel™
Nitrile
Powder-Free
Gloves
BLUE
5 MIL</td><td></td></tr>
<tr><td>Size M</td><td colspan="2">Weight 4.5g, length230mm(+/-10mm), width 90mm(+/-5mm)</td></tr>
<tr><td>Size L</td><td colspan="2">Weight 5 g, length240mm(+/-10mm) , width 100mm(+/-5mm)</td></tr>
<tr><td>Size XL</td><td colspan="2">Weight 5.5 g, length240mm(+/-10mm) ,width 110mm(+/-5mm)</td></tr>
<tr><td>Notes:</td><td colspan="2">Weight +/- 0.3g for all sizes</td></tr>
<tr><td>Thickness mm (± 0.03)</td><td colspan="2">Cuff- 0.09; Palm – 0.11; Finge-tip – 0.13</td></tr>
<tr><td>Tensile % (minimum)</td><td colspan="2">500 -t</td></tr>
<tr><td>Millipascal (mPa)</td><td colspan="2">Min 15</td></tr>
<tr><td>Elogation at Break (N)</td><td colspan="2">Min 4.8</td></tr>
<tr><td>Packing</td><td colspan="2">Packing box: paper box, size of box 21cm*12cm*5cm* ;
100pc / box; 10 boxes / carton</td></tr>
</table>